                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report:       18-Mar-04

                        CIT Equipment Collateral 2004-VT1

    A Delaware               Commission File             I.R.S. Employer
    Corporation              No. 0001082255              No. 83-0388773

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2004-VT1
                            Monthly Servicing Report


                                                    Determination Date: 03/18/04
                                                    Collection Period:  02/29/04
                                                    Payment Date:       03/22/04

  I. AVAILABLE FUNDS

     A. Available Pledged Revenues

        a. Scheduled Payments Received                                                              $28,018,818.31
        b. Liquidation Proceeds Allocated to Owner Trust                                                      0.00
        c. Required Payoff Amounts of Prepaid Contracts                                                 566,710.39
        d. Required Payoff Amounts of Purchased Contracts                                               502,525.85
        e. Proceeds of Clean-up Call                                                                          0.00
        f. Investment Earnings on Collection Account and Note Distribution Account                            0.00
                                                                                                    --------------

                                                  Total Available Pledged Revenues =                $29,088,054.55

     B. Determination of Available Funds

        a. Total Available Pledged Revenues                                                         $29,088,054.55
        b. Servicer Advances                                                                          7,300,162.17
        c. Recoveries of  prior Servicer Advances                                                             0.00
        d. Withdrawal from Cash Collateral Account                                                            0.00
                                                                                                    --------------

                                                  Total Available Funds =                           $36,388,216.72
                                                                                                    ==============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

        1. Servicing Fee                                                                                                  584,741.48
        2. Class A-1 Note Interest Distribution                                                 106,431.11
           Class A-1 Note Principal Distribution                                             31,473,237.38
                                          Aggregate Class A-1 distribution                                             31,579,668.49

        3. Class A-2 Note Interest Distribution                                                  57,750.00
           Class A-2 Note Principal Distribution                                                      0.00
                                          Aggregate Class A-2 distribution                                                 57,750.00

        4. Class A-3 Note Interest Distribution                                                  231,916.67
           Class A-3 Note Principal Distribution                                                       0.00
                                          Aggregate Class A-3 distribution                                                231,916.67

        5. Class A-4 Note Interest Distribution                                                   38,529.00
           Class A-4 Note Principal Distribution                                                       0.00
                                          Aggregate Class A-4 distribution                                                 38,529.00

        6. Class B Note Interest Distribution                                                     12,607.70
           Class B Note Principal Distribution                                                   939,554.50
                                            Aggregate Class B distribution                                                952,162.20

        7. Class C Note Interest Distribution                                                      7,365.75
           Class C Note Principal Distribution                                                   507,938.82
                                            Aggregate Class C distribution                                                515,304.57

        8. Class D Note Interest Distribution                                                     23,168.06
           Class D Note Principal Distribution                                                 1,194,893.91
                                            Aggregate Class D distribution                                              1,218,061.97

        9. Deposit to the Cash Collateral Account                                                                       1,210,082.34

       10. Amounts in accordance with the CCA Loan Agreement                                                                    0.00

       11. Remainder to the holder of the equity certificate                                                                    0.00
                                                                                                                       -------------

                                                              Collection Account Distributions =                       36,388,216.72
                                                                                                                       =============



    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

        1. Payment due on the Senior Loan                                                                                       0.00

        2. Payment due on the Holdback                                                                                          0.00

        3. Payment to the Depositor                                                                                             0.00
                                                                                                                       -------------

                                                              Cash Collateral Account Distributions =                           0.00
                                                                                                                       =============

    C. INCORRECT DEPOSITS TO BE RETURNED TO CIT               Collection Account Distributions =                                0.00
                                                                                                                       -------------


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


       ---------------------------------------------------------------------------------------------------------
             Distribution               Class A-1              Class A-2       Class A-3        Class A-4
                Amounts                   Notes                  Notes           Notes            Notes
       ---------------------------------------------------------------------------------------------------------

     1.        Interest Due                    106,431.11         57,750.00      231,916.67          38,529.00
     2.        Interest Paid                   106,431.11         57,750.00      231,916.67          38,529.00
     3.     Interest Shortfall                       0.00              0.00            0.00               0.00
                ((1) minus (2))
     4.       Principal Paid                31,473,237.38              0.00            0.00               0.00

     5.  Total Distribution Amount          31,579,668.49         57,750.00      231,916.67          38,529.00
                ((2) plus (4))



         ------------------------------------------------------------------------------------------------------
                  Distribution          Class B          Class C          Class D          Total Offered
                     Amounts             Notes            Notes            Notes               Notes
         ------------------------------------------------------------------------------------------------------
     1.         Interest Due                 12,607.70         7,365.75        23,168.06            477,768.29
     2.         Interest Paid                12,607.70         7,365.75        23,168.06            477,768.29
     3.      Interest Shortfall                   0.00             0.00             0.00                  0.00
                 ((1) minus (2))
     4.        Principal Paid               939,554.50       507,938.82     1,194,893.91         34,115,624.61

     5.   Total Distribution Amount         952,162.20       515,304.57     1,218,061.97         34,593,392.90
                 ((2) plus (4))



IV. Information Regarding the Securities

    A Summary of Balance Information


           ---------------------------------------------------------------------------------------------------------------
                                                                                           Original           Original
                                     Applicable   Principal Balance    Class Factor   Principal Balance      Class Factor
                  Class                Coupon          Mar-04             Mar-04
                                        Rate        Payment Date       Payment Date

           ---------------------------------------------------------------------------------------------------------------
      a.     Class A-1 Notes           1.1200%        279,526,762.62    0.89880          311,000,000.00       1.00000
      b.     Class A-2 Notes           1.5400%        150,000,000.00    1.00000          150,000,000.00       1.00000
      c.     Class A-3 Notes           2.2000%        345,000,000.00    1.00000          345,000,000.00       1.00000
      d.     Class A-4 Notes           2.7000%         57,080,000.00    1.00000           57,080,000.00       1.00000
      e.      Class B Notes            1.9600%         24,790,445.50    0.96348           25,730,000.00       1.00000
      f.      Class C Notes            2.1000%         13,522,061.18    0.96380           14,030,000.00       1.00000
      g.      Class D Notes            2.8300%         31,551,476.09    0.96351           32,746,370.00       1.00000

      i.            Total Offered Notes               901,470,745.39                     935,586,370.00


    B Other Information


         ----------------------------------------------------------------

                                                  Scheduled
                                              Principal Balance
             Class                                 Mar-04
                                                Payment Date

         ----------------------------------------------------------------
               Class A-1 Notes                     283,580,248.46




         --------------------------------------------------------------------

                                            Target                Class
                             Class     Principal Amount           Floor
              Class       Percentage        Mar-04               Mar-04
                                         Payment Date         Payment Date

         --------------------------------------------------------------------

             Class A        92.25%         831,606,762.62
             Class B         2.75%          24,790,445.50           0.00
             Class C         1.50%          13,522,061.18           0.00
             Class D         3.50%          31,551,476.09           0.00


V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

       1. Principal Balance of Notes and Equity Certificates                              935,586,370.00
          (End of Prior Collection Period)
       2. Contract Pool Principal Balance (End of Collection Period)                      901,470,745.39
                                                                                          --------------

                                              Total monthly principal amount               34,115,624.61


   B. PRINCIPAL BREAKDOWN                                             No. of Accounts
                                                                      ---------------
      1. Scheduled Principal                                             62,560            33,046,388.37
      2. Prepaid Contracts                                                 72                 566,710.39
      3. Defaulted Contracts                                                0                       0.00
      4. Contracts purchased by CIT Financial USA, Inc.                    38                 502,525.85
                                                                     ------------------------------------

         Total Principal Breakdown                                       62,670            34,115,624.61


VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS


                                                   ------------------------------------------------------
                                                       Original                             Mar-04
                                                         Pool                            Payment Date
                                                   ------------------------------------------------------
       1. a. Contract Pool Balance                   935,586,370.00                      901,470,745.39
          b. No of Contracts                                 62,780                              62,670
          c. Pool Factor

       2. Weighted Average Remaining Term                     36.90                               36.59

       3. Weighted Average Original Term                      44.00



    B. DELINQUENCY INFORMATION


                                                    ------------------------------------------------------------------------
                                                           % of        % of Aggregate
                                                                       Required Payoff        No. of      Aggregate Required
                                                         Contracts         Amount            Accounts       Payoff Amounts
                                                    ------------------------------------------------------------------------
       1. Current                                          96.38%           96.32%             60,399     875,288,980.85
          31-60 days                                        2.70%            3.16%              1,689      28,713,587.26
          61-90 days                                        0.93%            0.52%                582       4,768,339.45
          91-120 days                                       0.00%            0.00%                  0               0.00
          120+ days                                         0.00%            0.00%                  0               0.00

                                Total Delinquency          100.0%           100.0%             62,670     908,770,907.56

       2. Delinquent Scheduled Payments:

          Beginning of Collection Period                                                          0.00
          End of Collection Period                                                        7,300,162.17
                                                                                          ------------

                              Change in Delinquent Scheduled Payments                     7,300,162.17



    C. DEFAULTED CONTRACT INFORMATION

             1. Required Payoff Amount on Defaulted Contracts                                  0.00
             2. Liquidation Proceeds received                                                  0.00
                                                                                          ---------
             3. Current Liquidation Loss Amount                                                0.00

             4. Cumulative Liquidation Losses to date                                          0.00

                                                            % of Initial Contracts            0.000%
                                                % of Initial Contract Pool Balance            0.000%


VII. MISCELLANEOUS INFORMATION

     A. SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                                      0.00
          2. Current Period Servicer Advance                               7,300,162.17
          3. Recoveries of prior Servicer Advances                                 0.00
                                                                           ------------
          4. Ending Servicer Advance Balance                               7,300,162.17

     B. CASH COLLATERAL ACCOUNT

             1. Opening Cash Collateral Account                                           72,507,944.00

             2. Deposit from the Collection Account                                        1,210,082.34

             3. Withdrawals from the Cash Collateral Account                                       0.00

             4. Ending Cash Collateral Account Balance                                    73,718,026.34

             5. Required Cash Collateral Account Amount                                   74,371,336.49
                                                                                          -------------

             6. Cash Collateral Account Surplus                                                    0.00

             7. Investment Earnings                                                                0.00

             8. Distribution of CCA
                a. Senior Loan Interest                                                            0.00
                b. Senior Loan Principal                                                           0.00
                c. Holdback Amount Interest                                                        0.00
                d. Holdback Amount Principal                                                       0.00
                                                                                          -------------
                                 Total Distribution                                                0.00


   C.  OTHER RELATED INFORMATION

           1. Discount Rate                                           2.8380%

           2. Life to Date Prepayment (CPR)                           8.4974%

           3. Life to Date Substitutions:

           4. a. Prepayments                           0.00

              b. Defaults                              0.00



                 --------------------------------------------------------------------
                                                                          Mar-04
                         Item                                          Payment Date
                 --------------------------------------------------------------------
                 a. Senior Loan                                       30,406,557.03
                 b. Holdback Amount                                   42,101,386.65

                 Applicable Rates for the Interest Period:
                 a.  Libor Rate for the Interest Period                     1.0900%
                 b.  Senior Loan Interest Rate                              4.5900%
                 c.  Holdback Amount Interest Rate                          7.0900%


              NCT Funding Company LLC, JPMorgan Chase, as trustee under the
  Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO
     HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
         Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER
        CERTIFY the following report with respect to the Payment Date occurring on
                                         03/22/04


 This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                             Pooling and Servicing Agreement.


                             CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer